                [LETTERHEAD OF MELLON BANK, N.A. APPEARS HERE]

--------------------------------------------------------------------------------

        NUMBER:  S848138                              JULY 29, 1996

                         IRREVOCABLE LETTER OF CREDIT


FLEXTRONICS INTERNATIONAL LTD.
2241 LUNDY AVENUE
SAN JOSE, CA  95131

ATTN:  MR. DON FREDERICK



GENTLEMEN:

WE HEREBY ISSUE OUR IRREVOCABLE LETTER OF CREDIT NO. S848138 IN YOUR FAVOR FOR THE ACCOUNT OF ELCOM TECHNOLOGIES CORPORATION, 78 GREAT VALLEY PARKWAY, MALVERN, PA 19355, FOR AN AGGREGATE AMOUNT UP TO USD 3,000,000.00 (THREE MILLION AND 00/100 U.S. DOLLARS), AVAILABLE BY YOUR DRAFTS AT SIGHT DRAWN ON MELLON BANK, N.A., PITTSBURGH, PA, AND ACCOMPANIED BY THE FOLLOWING:

    1.  A WRITTEN STATEMENT PURPORTEDLY SIGNED BY ONE OF YOUR AUTHORIZED SIGNERS
        STATING: "WE HEREBY CERTIFY THAT THE DRAFT ACCOMPANYING THIS STATEMENT DRAWN UNDER YOUR LETTER OF CREDIT NO. S848138 REPRESENTS THE AMOUNT DUE FLEXTRONICS INTERNATIONAL LTD. AS A RESULT OF THE FAILURE OF ELCOM TECHNOLOGIES CORPORATION TO PAY INVOICES WITHIN THIRTY (30) DAYS AFTER THE INVOICE DATE AS AGREED, THAT PAYMENT HAS BEEN DEMANDED AND NOT RECEIVED."

    AND

    2.  COPY(IES) OF RELATIVE INVOICE(S) MARKED UNPAID.

THIS LETTER OF CREDIT EXPIRES AT THIS OFFICE UPON THE EARLIER OF (1) DECEMBER 31, 1996; OR (2) OUR RECEIPT OF THE ORIGINAL OF THIS LETTER OF CREDIT ACCOMPANIED BY YOUR STATEMENT REQUESTING THE CANCELLATION OF THIS LETTER OF CREDIT.

EACH DRAFT MUST BE MARKED: "DRAWN UNDER MELLON BANK, N.A., PITTSBURGH, PA, LETTER OF CREDIT NO. S848138."

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500."

WE HEREBY AGREE WITH YOU THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED IF PRESENTED TO US ON OR BEFORE THE ABOVE STATED EXPIRATION DATE.

--------------------------------------------------------------------------------

                [LETTERHEAD OF MELLON BANK, N.A. APPEARS HERE]




VERY TRULY YOURS,


[SIGNATURE APPEARS HERE]
----------------------
AUTHORIZED SIGNATURE

Letter of Credit Agreement             [LETTERHEAD OF MELLON BANK APPEARS HERE]

================================================================================
TO: Mellon Bank N.A. ("Mellon")

In consideration of Mellon's issuing, for the account of Applicant as defined below), one or more letters of credit (each a "Credit") for on or more amendments to a Credit (each, an "Amendment"), Applicant agrees with Mellon, intending to be legally bound, that the following terms and conditions shall apply to each Credit and Amendment issued by Mellon:

================================================================================
A. General Terms and Conditions Applicable to all Credits and Amendments
--------------------------------------------------------------------------------
B. Application for the Issuance of Credits; Amendments
--------------------------------------------------------------------------------

(a) Applicant shall request the issuance of a Credit or an Amendment by completing Mellon's then current form such purpose or by any other means permitted by Mellon's then current procedures (each such request, an "Application"). Each Application shall constitute a certification by Applicant that any representation, warranty or commitment made by Applicant in this Letter of Credit Agreement (together with any future modifications or extensions, this "Agreement") is true and correct as of the date of such Application. Upon Mellon's receipt of an Application, Mellon may elect but shall not be required to issue a Credit (or an Amendment, as the case may be) in response thereto. Applicant agrees that if Applicant desires to make an Application by other means, such as microcomputer transmission, it may be necessary for Applicant to execute one or more additional agreements, and any such agreement shall become part of this Agreement.

(b) Applicant may, from time to time, request that Mellon issue a Credit for one or more of Applicant's subsidiaries or affiliates (each, an "Additional Applicant"). In connection with any such request, Applicant agrees to furnish Mellon with such information as Mellon may require concerning such Additional Applicant and to execute and cause to be executed such additional documents or agreements a Mellon may require. Applicant agrees that it shall be jointly and severally liable with any Additional Applicant for all obligations and liabilities under this Agreement and any Credit issued for the account of such Additional Applicant.

--------------------------------------------------------------------------------
C. Applicant's Payment Obligations
--------------------------------------------------------------------------------

(a) Applicant agrees to pay Mellon on demand and in same day Funds at Mellon's principal office in Pittsburgh, Pennsylvania (or at such other place as Mellon may designate):

(i) the U.S. Dollar Equivalent of each payment made by Mellon under any Credit: and


(ii) a commission for each Credit issued by Mellon at such rate as Applicant and Mellon mutually agree, and any and all expenses, obligations or charges paid or incurred by Mellon (or any other financial institution with which Mellon deals with respect to a Credit) in connection with any Credit and this Agreement.

(b) All payments to which Mellon is entitled pursuant to this Section 2 shall be made to Mellon free and clear of and without deduction for any present or future taxes (except taxes on Mellon's net income), exchange regulation charges or other levies, deductions or withholdings of any kind.

(c) All payments to which Mellon is entitled pursuant to this Agreement shall be made by Applicant in United States currently, unless Applicant and Mellon otherwise mutually agree in advance.

(d) If any amounts payable to Mellon pursuant to this Agreement are not paid when due, such amounts shall bear interest at the rate Mellon then charges for delinquent payments. Mellon shall have the right to demand payment reasonably in advance of any draw payment demand under a Credit, and such payment shall be due on demand.

--------------------------------------------------------------------------------
C. Examination of Credits, Instruments and Documents: Discrepancies
--------------------------------------------------------------------------------

(a) Applicant will promptly examine a copy of each Credit and any Amendment sent to applicant by Mellon and Applicant will, within one Business Day of Applicant's receipt thereof, notify Mellon by telecommunication of any discrepancy, irregularity or claim of non-compliance with Applicant's instructions, as set forth in the appropriate Application. Applicant will be conclusively deemed to have waived any such claim against Mellon in connection with any Credit Amendment unless applicant notifies Mellon in accordance with the preceding sentence.

(b) In the event Mellon notifies Applicant of any discrepancy between any instrument or document presented under any Credit and the requirements of such Credit and , in the exercise of Mellon's sole discretion, asks Applicant whether it will accept such discrepancy, Applicant will, within one Business Day after Applicant's receipt of such notice (or such shorter interval as circumstances may require and Mellon shall advise Applicant), notify Mellon by telecommunication whether or not Applicant accepts the same. Applicant will be conclusively deemed to have waived any claim of improper honor or dishonor of any Credit unless Applicant notifies Mellon in accordance with the preceding sentence.



--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
4. General Instructions

--------------------------------------------------------------------------------
Except as written instructions expressly to the contrary have been given to Mellon by Applicant in any Application that has been accepted by Mellon, Applicant agrees that (i) any advice of the issuance of a Credit or an Amendment may, at Mellon's option, be sent either to the named beneficiary under a Credit (a "Beneficiary") or to any advising bank (which may include any of Mellon's affiliates); (ii) drafts under any Credit may, at the drawer's option, be drawn "without recourse"; (iii) Mellon may accept or pay, as complying with the terms of any Credit, any draft, payment demand or other document otherwise in order that is signed or issued by the purported administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of a creditor, liquidator, receiver, successor, legal representative or other party that Mellon reasonably determines is the de facto or de jure successor to the powers, rights or privileges of the party who is authorized under the Credit to draw or issue such draft, payment demand or other document; and (iv) Mellon and any other financial institution with which Mellon deals with respect to a Credit may accept documents of any character that comply with the provisions of the Uniform Customs and Practice for Documentary Credits (1993 Revision International Chamber of Commerce Publication No. 500, and any subsequent revisions thereof (the "UCP"). In addition, Applicant agrees that Mellon may, in its sole discretion, give notice, in accordance with the terms of the Credit, of non-renewal or termination to any Beneficiary of a Credit that contains an automatic renewal provision.

--------------------------------------------------------------------------------
5. Responsibilities and Limitations Thereon

--------------------------------------------------------------------------------
(a) Applicant agrees that Mellon shall not be responsible for, and Applicant's obligation to pay or reimburse Mellon shall not be affected by (i) acts or omissions of any other financial institution with which Mellon deals with respect to a Credit, or any Beneficiary or transferee of any Credit; (ii) the validity, sufficiency, genuineness or collectibility of any documents or instruments, or of any endorsements thereon; (iii) any breach of contract between Applicant and any Beneficiary or any other party, or the use which may be made of any Credit or funds obtained thereunder; (iv) the consequences of compliance with laws, orders or regulations in effect in places of negotiation or payment of any Credit; or (v) any failure of drafts or other payment demands to bear reference or adequate reference to any Credit; of documents to accompany drafts at negotiation, or, if so required by any Credit, to forward documents separately from any drafts or payment demand; of negotiating or paying banks to comply with Mellon's directions; of any party to surrender or take up any Credit; or of any act or omission not done or omitted in bad faith. (b) Mellon shall have no duty to inquire into: (i) the existence of any disputes or controversies between Applicant and any Beneficiary or any other person, or (ii) the truth, accuracy or occurrence of any fact or event referred to in any certificate, document or instrument presented under or in connection with any Credit. Mellon's sole obligation shall be limited to honoring requests for payment made under and in compliance with any Credit notwithstanding: (A) any assistance which Mellon may have rendered in connection with the preparation of the wording of the Credit or any certificate, document or instrument required to be presented thereunder; or (B) any awareness or knowledge Mellon may have concerning any transaction relating to any Credit. Mellon shall have no duty to determine or control or otherwise monitor the distribution or beneficial use of the proceeds of any draw on any Credit, or to take any action with respect to the Beneficiary for any breach of warranty claim.

--------------------------------------------------------------------------------
6. Representations and Warranties; Covenants

--------------------------------------------------------------------------------
(a) Representations and Warranties. Applicant represents and warrants to Mellon as of the effective date of this Agreement and as of the date of each Application, that:

(i) Applicant is an entity of the type set forth next to its signature, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and duly qualified to do business in those jurisdictions in which its ownership of property or the nature of its business activities makes such qualification necessary.

(ii) Applicant has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all such action has been duly authorized by all necessary proceedings on Applicant's part.

(iii) Applicant has furnished to Mellon copies of Applicant's most recent financial statements, which fairly represent Applicant's financial position as of the date of such statements and the results of its operations and cash flows for its fiscal period then ended, in conformity with generally accepted accounting principles. Since the date of such financial statements, (A) there has been no material adverse change in Applicant's financial condition or business; and (B) except as set forth in said financial statements, there is no litigation or governmental proceeding by or against Applicant pending or, to Applicant's knowledge, threatened, that is likely to have a material adverse effect on Applicant's financial condition or business.

(iv) The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms and provisions hereof will not conflict with or result in a breach of any of the terms of any law or agreement or instrument to which Applicant is a party or by which Applicant is bound, or constitute a default thereunder. No authorization, consent, or other action by, and no registration or filing with, any official body is or will be necessary or advisable in connection with Applicant's execution, delivery or performance of this Agreement.

(v) This Agreement has been duly and validly executed and delivered by Applicant and constitutes Applicant's legal, valid and binding obligation, enforceable in accordance with its terms except, as to the enforcement of remedies, for limitations imposed by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by laws limiting the right of specific performance.

(b) Covenants. Applicant covenants to Mellon as follows:

(i) Promptly upon its becoming available to Applicant, Applicant will deliver to Mellon all financial and other information Mellon may request.

(ii) Applicant will: (A) maintain its existence and rights in full force and effect; (B) preserve, renew and keep in full force and effect the franchises, licenses and rights necessary for the conduct of its business; and (C) qualify and remain qualified to do business in each jurisdiction in which failure to have or retain such qualification would have a material adverse effect on its financial condition or business.

(iii) Applicant will comply with all applicable laws, regulations and orders.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. Set Off and Right to Demand Collateral
--------------------------------------------------------------------------------
(a) Applicant's obligations and liabilities to Mellon and Mellon's claims of every nature against Applicant arising under this Agreement or any Credit, whether now or hereafter existing, are hereafter called Applicant's Obligation.

(b) Applicant grants Mellon a continuing lien and security interest for the amount of Applicant's Obligations upon any and all property in which Applicant has an interest that is now or hereafter in Mellon's actual or constructive possession. Applicant also grants Mellon a continuing lien and right of setoff for the amount of Applicant's Obligations on Applicant's deposits (general or special) and credits with, and Applicant's claims against, Mellon at any time. In addition, Applicant agrees that, at any time and from time to time upon Mellon's demand, Applicant shall deliver and transfer to Mellon such collateral or additional collateral as Mellon may require to secure Applicant's Obligations to Mellon, and shall execute and deliver such documents and instruments, and do such other things, as may be required in order for Mellon to have a valid first priority security interest in such collateral.

--------------------------------------------------------------------------------
8. Default
--------------------------------------------------------------------------------
If Applicant fails to perform any of Applicant's Obligations, or as required under any other agreements with Mellon, or if any of the following shall occur (each such failure or occurrence, a "Default"): any final unappealable judgement in a material amount shall be entered against Applicant; Applicant shall default (beyond any grace or cure period) in the performance of any material obligation to another party; any proceeding, suit or action for reorganization, dissolution or liquidation shall be commenced by or against Applicant; Applicant's usual business activity shall be suspended voluntarily or involuntarily, or Applicant's business shall be liquidated; Applicant shall become insolvent as defined under any applicable law; a petition under any of the provisions of any applicable bankruptcy or insolvency law shall be filed by or against Applicant; Applicant shall make any material misrepresentation to Mellon; or Applicant's conditions or affairs shall so change that Mellon deems it security to be impaired, credit risk increased, or otherwise deems itself to be insecure; then, in any such event, all of Applicant's Obligations, even if not yet due, shall, without notice or demand, become and be immediately due and payable without notice of any kind, notwithstanding any notice or grace period otherwise allowed under any instruments evidencing Applicant's Obligations.

--------------------------------------------------------------------------------
9. Indemnity
--------------------------------------------------------------------------------
Applicant agrees to indemnify and hold Mellon harmless from and against any and all claims, losses, liabilities and expenses (including reasonable attorney's fees, which may include internal time changes of counsel employed by Mellon) resulting from or incurred in connection with this Agreement or any Credit and not involving Mellon's bad faith.

--------------------------------------------------------------------------------
10. Increased Costs
--------------------------------------------------------------------------------
If any law, regulation or order, any change in any of the same or any interpretation thereof by any court or administrative or governmental authority, or any change in generally accepted accounting principles applicable to Mellon shall, with respect to this Agreement, any Credit or related document: (i) impose, modify or make applicable any reserve, capital, special deposit or similar requirement, (ii) impose on Mellon any other condition; or (iii) subject Mellon to any tax, charge, fee, deduction or withholding of any kind whatsoever, and the result of any such event or any similar measure shall be to increase the cost to Mellon of issuing or maintaining any Credit or reduce the amount of principal or, interest on, or any fee or compensation receivable by Mellon, then Applicant shall promptly pay to Mellon, on demand, all additional amounts necessary to compensate Mellon for such increased costs. Mellon's calculation of such increased costs shall show the manner of calculation and shall be conclusive (absent manifest error) as to the amount thereof.

--------------------------------------------------------------------------------
11. Miscellaneous
--------------------------------------------------------------------------------
(a) Applicant shall furnish Mellon with a list of persons authorized to act for Applicant in connection with this Agreement and any Application, Credit or Amendment. Mellon shall be authorized and entitled to rely on any Application and any other communication, message or conversation, received or purporting to be received from any such persons or any other person reasonably believed by Mellon to be duly authorized to act for Applicant.

(b) Applicant will not assign any of its rights or obligations under this Agreement without Mellon's prior written consent.

(c) This Agreement shall continue in full force and effect as to all Credits which Mellon may issue for Applicant's account. This Agreement is not a commitment to issue any one or more Credits, and notwithstanding anything to the contrary herein, Mellon shall be entitled to refuse to issue any Credit in Mellon's complete discretion.

(d) No reasonably delay on Mellon's part in exercising any power or right hereunder shall operate as a waiver of any power or right, and no single or partial exercise of any power or right hereunder shall preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies expressed herein are cumulative and not exclusive of any other rights or remedies which Mellon or Mellon's assigns may otherwise have.

(e) Notice given by one party to the other in connection with this Agreement or any Credit shall be in writing and be effective when received by the party intended to receive such notice at, in the case of the Applicant, the address set forth under its signature hereto, and, in the case of Mellon, the address set forth at the head of this Agreement. Either party may change its address for notice by a notice given in accordance herewith.

(f) Except and to the extend inconsistent with the specific provisions hereof, this Agreement, each Credit hereunder and all transactions in connection herewith and therewith shall be interpreted, construed and enforced according to
(i) the UCP, and, (ii) to the extent not inconsistent, the laws of the Commonwealth of Pennsylvania, including, without limitation, the Uniform Commercial Code.

(g) Applicant irrevocably submits in any legal proceeding relating to this Agreement or any Application or Credit to the non-exclusive in personam jurisdiction of any court sitting in the Commonwealth of Pennsylvania and agrees to suit being brought in any such court and waives any objection to the venue of any proceeding in any such court. Applicant further consents to being joined in an legal proceeding brought against Mellon concerning any Credit issued for Applicant's account and accepts the jurisdiction and venue of any court where such proceeding is instituted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a)The term "Applicant" shall be deemed to refer to the undersigned, and the term "Mellon" shall be deemed to refer to Mellon Bank, N.A., its successors and assigns.

(b)Unless the context requires otherwise, the term "Credit" shall be deemed to include any Amendments thereto.

(c)Each Application accepted by Mellon shall merge into and become a part of this Agreement.

(d)"Business Day" shall mean any day on which banks are not authorized or required to be closed for business in Pittsburg, Pennsylvania.

(e)"U.S. Dollar Equivalent" shall mean, with respect to an amount in any currency other than U.S. dollars, as of any day the amount of U.S. dollars into which such amount in such currency may be converted at the spot rate at which U.S. dollars are offered by mellon in Pittsburgh for such currency at approximately 11:00 A.M., Pittsburgh time, on such date.

===============================================================================
B. Trade Credits
-------------------------------------------------------------------------------
Applicant agrees that, in addition to the foregoing, the following terms and conditions shall apply to any Credit issued by Mellon and designated by Mellon as a Trade or Commercial Credit (each, a "Trade Credit").
--------------------------------------------------------------------------------
1. Insurance
--------------------------------------------------------------------------------
Applicant will keep all property shipped in connection with any Trade Credit insured in amounts, against risks and with insurers satisfactory to Mellon and, at Mellon's option, assign the policies or certificates of such insurance to Mellon or make loss payable to mellon, and furnish mellon on request with evidence of compliance with the foregoing. If Mellon at any time and in connection with any Trade Credit deems such insurance inadequate, Mellon may procure additional insurance at Applicant's expense.
--------------------------------------------------------------------------------
2. Compliance with Legal Requirements
--------------------------------------------------------------------------------
Applicant will procure all licenses and comply with all formalities necessary for the import, export and shipping of any property, and shall comply with all applicable domestic and foreign laws, regulations and orders (including those relating to currency exchange) in connection with any Trade Credit;and,upon Mellon's request, Applicant will promptly furnish Mellon with such evidence of compliance as Mellon may require. Applicant hereby certifies and warrants to Mellon that transactions with respect to any property shipped in connection with any Credit are not prohibited under any United States of foreign law, regulation or order and that any shipment covered by any Credit or any documents required thereunder shall fully conform to all existing United States and foreign laws, regulations and orders.
--------------------------------------------------------------------------------
3. Security
--------------------------------------------------------------------------------
Applicant hereby grants Mellon security interest in and recognizes and admits Mellon's unqualified right to the possession and disposition of any and all property shipped under or pursuant to or in connection with any Trade Credit or in any way relative thereto, and in and to all shipping documents, warehouse receipts, policies or certificates of insurance and other documents or instruments accompanying relative to drafts or payment demands and in and to the proceeds to each of the foregoing, all to be held by Mellon subject to the terms of this Agreement as collateral security for the prompt and unconditional payment of any and every of Applicant's Obligations.
--------------------------------------------------------------------------------
4. Deliveries Under Trust Receipts
--------------------------------------------------------------------------------
In addition to, and not in limitation of, the provisions of Section 3 of this part B:(a) If Mellon, at Applicant's request and Mellon's discretion, delivers to Applicant or Applicant's agent all or some of the goods or documents referred to in or shipped in connection with any Trade Credit before full payment of all Applicant's Obligations with respect thereto, Applicant agrees to hold any goods so received in trust for Mellon, readily identifiable and stored separately and intact under separate accounting, as Mellon's property, and to execute and deliver to Mellon such trust receipts, security or other agreements and financing statements, and to carry such insurance covering such goods or documents (and to furnish such evidence of the same), as Mellon may request, and to pay all costs and expenses incurred by Mellon (including reasonable attorneys' fees) in connection with the same. Mellon's rights specified herein shall be in addition to Mellon's rights under any applicable law or other agreement.

(b)If Mellon, at Applicant's request and in Mellon's discretion, delivers to Applicant or Applicant's agent all or some of the goods or documents referred to in or shipped in connection with any Trade Credit before Mellon accepts, pays or incurs a deferred payment obligation with respect to any of the related draft(s) or demand(s) for payment, or if Mellon agrees to expedite the delivery of goods prior to the arrival of the pertinent documents, Applicant authorizes Mellon to accept and pay such draft(s) or demand(s) notwithstanding any discrepancies that may arise in relation thereto.


--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
5. Miscellaneous

--------------------------------------------------------------------------------
(a) Partial shipments may be made under any Trade Credit and Mellon may honor the related draft or payment demand without inquiry, regardless of any apparent disproportion between the quantity shipped and the amount of the related draft or payment demand, and the total amount of the Credit and total quantity to be shipped under the Credit.

(b) Mellon and any other financial institution with which Mellon deals with respect to a Credit may receive and accept as a transport document under any Trade Credit any document issued or purporting to be issued by or on behalf of any carrier which acknowledges receipt of property for transportation, whatever the specific provisions of such document.

(c) Neither Mellon nor any other financial institution with which Mellon deals with respect to a Credit shall be responsible for, and Applicant's obligation to pay or reimburse Mellon shall not be affected by: (i) the existence, character, nature, quality, quantity, condition, packing, value or delivery of goods purporting to be represented by documents, or any difference of goods from that expressed in documents; (ii) any irregularity in connection with shipment, including, without limitation, any actual or alleged default or fraud by the shipper or others, the time, place, manner or order of shipment, non-shipment of goods or partial or incomplete shipments, failure to arrive or delay in arrival of goods or documents, or failure to give notice of shipment or arrival of goods or documents; or (iii) consequences of compliance with laws, regulations, orders or customs requirements in effect in places of negotiation or payment of any Trade Credit.


IN WITNESS WHEREOF, Applicant has duly executed this Agreement as of the date below.

--------------------------------------------------------------------------------
[Correspondent Bank Name]            [Customer Name]

By:                                  By:  Elcom Technologies Corporation
--------------------------------------------------------------------------------
   (Signature)                          (Signature)

Name:                                Name: /s/ Robert B. Sando
--------------------------------------------------------------------------------
                                            Robert B. Sando

Title:                               Title: Vice President - Finance
--------------------------------------------------------------------------------

                                     Effective Date:  July 23, 1996
                                                    -------------------------

                                     Type of Entity and Jurisdiction
                                     of Organization:   Pennsylvania Corporation
                                                     ---------------------------

Address for Notice:                  Address for Notice:

                                     78 Great Valley Parkway
--------------------------------------------------------------------------------


                                     Malvern, PA 19355
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
At a Meeting of the Board of Directors

XXX Elcom Technologies Corporation
--------------------------------------------------------------------------------
                                                                               .
-------------------------------------------------------------------------------
a Corporation incorporated and existing under the laws of the Commonwealth of
                                                             -------------------
Pennsylvania
--------------------------------------------------------------------------------

duly and legally held on July 26, 1996 a quorum being present and voting throughout, the following resolutions were adopted:

Resolved, that the Vice President Finance
                  --------------------------------------------------------------
                                   President
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

of this Corporation or any one of them be and are hereby authorized to incur
                           ---
indebtedness on behalf of this Corporation by borrowing from or making other financing or credit accommodations with Mellon

Bank, N.A.
     ---------------------------------------------------------------------------
("Bank") from time to time, upon such terms and conditions as they shall in their sole discretion deem desirable. For such purpose these persons are authorized to make, execute, and deliver the promissory notes, commercial and XXXXX letter of credit agreements or other obligations of this Corporation, and to assign and pledge as collateral security for any and all promissory notes or obligations of this Corporation to Bank now or hereafter existing, any real or personal property of this Corporation, or to sell or discount any of its securities, bills, accounts receivable, notes, contract rights, drafts, or other real or personal property, and any one of such officers is hereby authorized to endorse or otherwise guarantee, on behalf of this Corporation, the payment of any amounts due in connection with such property, to receipt to Bank when withdrawing any of said property of this Corporation, and to execute and deliver all instruments required by Bank in connection with any of the foregoing.

Further Resolved, that any one of such officers identified by title in the immediately preceding resolution be and is hereby authorized to sell or cause to be sold, at discount or otherwise, time drafts of this Corporation drawn upon Bank, and for such purpose to execute and deliver time drafts of this Corporation together with such one or more agreements between this Corporation and Bank, and other documents, as maybe appropriate in the judgement of the officer executing the same to assure the orderly sale of such drafts and to provide for transactions incident thereto.

Further Resolved, that the actions of any one or more officers of this Corporation in borrowing money from Bank heretofore for the account of this Corporation, in assigning or pledging any of its property for the payment thereof, or in doing any act authorized by these resolutions be and are hereby ratified, confirmed, and approved.

Further Resolved, that the Corporation shall file with Bank a copy of these Resolutions certified by an officer of the Corporation and a list of the persons, together with specimens of their signatures, who are the present holders of said offices; and that Bank shall be entitled as against this Corporation to presume conclusively that the persons so certified continue to hold the same offices respectively until Bank has received notice to the contrary in writing from an officer of the Corporation.

Further Resolved, that these Resolutions shall have the force of a continuing agreement with Bank, and shall be binding upon the Corporation until a resolution amending them shall have been duly and legally adopted and Bank furnished a certified copy thereof. The Undersigned certifies to the following: that the Undersigned is an officer of said Corporation holding the title indicated below; and that the foregoing Resolutions were duly and legally adopted at the meeting set forth above, are in accordance with the articles and by-laws of the Corporation, and are in full force and effect as of the date shown below.

The Undersigned further certifies that as of the date shown below each person identified by signature below is an officer of this Corporation holding the office or offices identified opposite such persons signature, and that each such signature is genuine.

--------------------------------------------------------------------------------
Signatures
--------------------------------------------------------------------------------
Title                                    Signature:
     Robert B. Sando                     x  /s/ Robert B. Sando
--------------------------------------------------------------------------------

     Robert A. Vito                         /s/ Robert A. Vito
---------------------------------------  ---------------------------------------

                                         x
--------------------------------------------------------------------------------
In Witness Whereof, I have hereunto set my hand and affixed the seal of the Corporation.
--------------------------------------------------------------------------------
Date                                     Certifying Officer: (Name and Title)
        7/26/96                          x  /s/ Robert B. Sando
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(Corporate Seal)
                                            Robert B. Sando
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Director's Certification
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I hereby certify that I am a Director of said Corporation and that the foregoing is a correct copy of resolutions passed as therein set forth, and that the same are now in full force.
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Date                                     Director's Signature:
                                         x /s/ Robert A. Vito
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                                         Robert A. Vito, Chairman

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for value received, and intending to be legally bound, and in consideration of a loan or other credit accommodation in

the amount of   Three Million-------------00/100    Dollars ($ 3,000,000.00    )
             --------------------------------------           -----------------
made by Mellon Bank N.A. ("Bank") to Elcom Technologies Corporation
                    ----             ------------------------------
("Borrower(s)"), said obligation evidenced by a Letter of Credit Agreement dated
                                                --------------------------
July 23, 1996, (the "Note") Undersigned does hereby sell, assign, transfer, set
-------    --
over and pledge unto Bank, its successors and assigns, as collateral security for the repayment of said obligation and any and all extensions or renewals thereof in whole or in part, all Undersigned's right, title and interest in and to a certain deposit(s) in Undersigned's name in Bank, the same being
Account #S-034276E and all renewals, replacements and substitutions of or for
------------------
such deposit(s) together with all moneys now or hereafter on deposit therein, both principal and interest, and together also with the passbook(s) and/or certificate(s), if any, evidencing the deposit(s), which passbook(s) and/or certificate(s) shall be delivered to and retained by Bank. The interests assigned to Bank hereby shall also secure any other existing or future indebtedness, liability, or obligation and any and all extensions and renewals thereof in whole or in part, whether direct or indirect, absolute or contingent, individual, joint or several, now due or to become due; and whether owed as drawer, maker, endorser, guarantor, surety, or otherwise to Bank by any Undersigned or Borrower(s). Provided, however, the interests assigned hereby shall not secure any Obligation (other than the Obligation evidenced by the Note) which is defined as "consumer credit" by Federal Reserve Board Regulation Z, 12 C.F.R. (S)226.1 et seq., and is not exempted from the application of that Regulation. All obligations secured hereby shall be referred to herein as "Obligation(s)".

In the event of a default under the terms of any Obligation, Bank is hereby authorized, without notice to or demand upon Undersigned or Borrower(s), after deducting from ????? deposit(s) any early withdrawal penalty which may be required by applicable law or regulation, to apply as much of said moneys on deposit as may be necessary to pay in full the amount then due and unpaid on any Obligation. Failure of Bank to exercise its rights hereunder upon the occurrence of any such event of default shall not affect Bank's ability to exercise such rights upon the subsequent occurrence of any such event of default.

Undersigned represents, warrants, covenants, and agrees that:

1. Undersigned has good and marketable title to the deposit(s), free and clear of any security interest, lien, or encumbrance except the interests created herein.

2. Undersigned is at least 18 years of age and under no legal disability or incapacity.

3. Undersigned shall bear the risk of loss of, damage to, or destruction of any passbook or certificate evidencing the deposit(s), whether or not in possession of Bank. Bank shall be deemed to have exercised reasonable care in the custody and preservation of any passbook(s) or certificate(s) in its possession if Bank takes such action for that purpose as Undersigned shall request in writing, but no omission on the part of Bank to take any action, whether or not requested by Undersigned, shall of itself be deemed a failure to exercise reasonable care.

4. At any time, and from time to time, Bank may transfer into its own name, or into the name of its nominee, all or any part of the deposit(s), thereafter receiving all interest upon the same and applying the interest to any sums due under any Obligation.

5. This Assignment shall continue in effect notwithstanding that from time to time no Obligation may exist, and shall terminate only upon expiration of 90 days from the date of receipt by Bank of written notice of revocation by Undersigned or upon receipt of notice of Undersigned's death; and in either of such events this Assignment shall continue in effect nevertheless until every existing Obligation is discharged. Upon such payment, Undersigned, when more than one, hereby authorize Bank to deliver the passbook(s) or certificate(s), if any, to any of Undersigned.

6. It is not intended that the provisions of this Assignment revoke, limit or diminish in any manner or degree whatsoever Bank's rights in and to the deposit(s) described herein, either arising or existing by operation of law or heretofore or hereafter granted to Bank by the Undersigned.

7. This Assignment shall in all respects by governed by the laws of the state where the Obligation is payable as reflected in the documents evidencing the Obligation (except to the extent that federal law governs).

8. If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Assignment shall be construed as if the invalid or unenforceable provision had never been a part of it.

The rights and privileges of Bank shall inure to the benefit of its successors and assigns, and the duties and obligations of Undersigned shall bind Undersigned's heirs, personal representatives, successors and assigns. "Undersigned"

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refers individually and collectively to all makers of this assignment, including, in the case of any partnership, all general partners of such partnership individually and collectively, whether or not such partners sign below. Undersigned shall each be jointly and severally bound by the terms hereof.

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Signatures
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Witness the due execution hereof this   26    day of         July      , 1996
                                     ---------      -------------------    -----

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Witness:                              Individual:

x                                     x                                   (Seal)
-----------------------------------   ------------------------------------------
                                      Address


-----------------------------------   ------------------------------------------
Witness:                              Individual:

x                                     x                                   (Seal)
-----------------------------------   ------------------------------------------
                                      Address:


                                      ------------------------------------------
                                      Corporation or Other Entity

                                         Elcom Technologies Corporation
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Attest/Witness:                       By: (Signature and Title)
                                         Robert B. Sando, Vice President
x                                     x                   Finance         (Seal)
-----------------------------------   ------------------------------------------
                                      By: (Signature and Title)

                                      x  /s/ Robert B. Sando              (Seal)
                                      ------------------------------------------
                                      Business Address

                                      78 Great Valley Parkway, Malvern, PA 19355
(Corporate Seal)                      ------------------------------------------


This space for Bank use only.


The signature of signatures appearing above compare favorably with the signature card(s) in our files. Present aggregate balance in said deposit(s) is $
                                                                       ---------

Said Assignment has been noted on any applicable account ledger or has been verified via an administrative terminal inquiry.



                                      ------------------------------------------
                                      By:

                                      x                                   (Seal)
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                                      Date:


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